EXHIBIT 24

                                POWER OF ATTORNEY

     Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Stewart E. McClure, Jr. and Gerard Riker, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

/s/ Stewart E. McClure                               September 16, 2002
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Stewart E. McClure
President, Chief Executive Officer,
Chief Operating Officer, Director
(Principal Executive Officer)


/s/ Gerard Riker                                     September 16, 2002
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Gerard Riker
Executive Vice President and
Chief Financial Officer, Director
(Principal Financial Officer)


/s/_William J. Begley                                September 16, 2002
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William J. Begley
Director


/s/ Edward B. Deutsch                                September 16, 2002
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Edward B. Deutsch
Chairman


/s/ Paul Fitzgerald                                  September 16, 2002
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Paul Fitzgerald
Director


/s/ Richard C. Fowler, Jr.                           September 16, 2002
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Richard C. Fowler, Jr.
Director


/s/ Jerome J. Graham, Jr.                            September 16, 2002
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Jerome J. Graham, Jr.
Director


/s/ Desmond V. Lloyd                                 September 16, 2002
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Desmond V. Lloyd
Director


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/s/ Dennis C. Longwell                               September 16, 2002
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Dennis C. Longwell
Director


/s/ Paul F. Lozier                                   September 16, 2002
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Paul F. Lozier
Director


/s/ Thompson H. McDaniel                             September 16, 2002
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Thompson H. McDaniel
Director


/s/ Peter F. Muratore                                September 16, 2002
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Peter F. Muratore
Director


/s/ Gerald B. O'Connor                               September 16, 2002
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Gerald B. O'Connor
Director


/s/ Nicholas Rizzo                                   September 16, 2002
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Nicholas Rizzo
Director


/s/ M. Gerald Sedam                                  September 16, 2002
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M. Gerald Sedam
Director


/s/ Joseph M. Sullivan                               September 16, 2002
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Joseph M. Sullivan
Director


/s/ John A. Van Voorhis                              September 16, 2002
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John A. Van Voorhis
Director


/s/ Sidney F. Wentz                                  September 16, 2002
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Sidney F. Wentz
Director